UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 13, 2008
(Date of Earliest Event Reported: March 9, 2008)

CYBER DEFENSE SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Florida	333-46424	45-0508387
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10460 Roosevelt Boulevard, Suite 187, St. Petersburg, Florida 33716
(Address of principal executive offices) (Zip Code)

(727) 577-0878

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF CIRECTORS OR CERTAIN OFFICERS

On March 9, 2008, Mr. Michael Lawson resigned from the Board of Cyber Defense Systems, Inc., (the “Company”) he does however remain on the Board of Techsphere Systems International, Inc. (“TSI”)the wholly owned subsidiary of the Company. Mr. Lawson had no issues with the Board and or the Company, but felt he must focus on the efforts of TSI and its plan to move forward with the dividend spin out of TSI previously disclosed.

Item 8.01 OTHER EVENTS

As previously disclosed, Cyber Defense Systems, Inc. (the “Company”) acquired Techsphere Systems International, Inc. (“TSI”). Both TSI and the Company and or its subsidiaries have plans to move some of their operations to sites currently under review in the states of Oklahoma and Alabama.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a)  None.
(b)  None.
(c)  None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 13, 2008

CYBER DEFENSE SYSTEMS, INC.

By: /s/ William C. Robinson
Name:  William C. Robinson
Title:  Chief Executive Officer